UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2024

AIB Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41230	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Third Avenue, Suite M204A

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-8128

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one Right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	AIBBU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	AIB	The Nasdaq Stock Market LLC

Rights, every ten (10) rights entitle the holder to receive one Class A Ordinary Share upon the consummation of an initial business combination	AIBBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 26, 2024, the Nasdaq Stock Market announced that it will delist the ordinary shares, rights, and units of AIB Acquisition Corporation (“AIB,” the “Company” or “we”). AIB’s securities were suspended on May 9, 2024, and have not traded on Nasdaq since that time. Since May 9, 2024, the Company’s units, ordinary shares, and rights have been eligible to trade on the OTC Markets under the tickers “ACCUF,” “AIBAF” and “AACRF,” respectively. Nasdaq will file a Form 25 with the Securities and Exchange Commission (the “SEC”) to complete the delisting. The delisting will become effective ten days after the Form 25 is filed. Following the effectiveness of the Form 25, the Company’s units, ordinary shares, and rights will continue to be eligible to trade on the OTC Markets under the tickers “ACCUF,” “AIBAF” and “AACRF,” respectively.

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on May 13, 2024, the Company received written notice from the Nasdaq Hearings Panel (the “Panel”) on May 7, 2024, indicating that the Panel had determined to delist the Company’s securities from The Nasdaq Stock Market LLC (“Nasdaq”) and that trading in the Company’s securities would be suspended at the open of trading on May 9, 2024, due to the Company’s failure to satisfy the terms of the Panel’s March 14, 2024 decision (the “Decision”). Pursuant to the terms of the Decision, amongst other things, we were required to (i) advise the Panel regarding the status of the review by the SEC of the proxy statement/prospectus to be filed in connection with the Company’s initial business combination on or before May 1, 2024, (ii) hold a shareholder meeting and obtain approval for completion of the Company’s initial business combination on or before May 15, 2024, and (iii) close the Company’s initial business combination, with the new entity demonstrating compliance with the initial listing criteria set forth in Nasdaq Listing Rule 5500 on or before May 20, 2024. On May 1, 2024, we notified the Panel that we would not be able to close our initial business combination by the Panel’s May 20, 2024 deadline. Accordingly, the Panel determined to delist the Company’s securities from Nasdaq.

On June 24, 2024, the Company filed a definitive proxy statement for an extraordinary general meeting of shareholders (the “Business Combination Meeting”) to be held on July 15, 2024, to, among other things, approve a business combination (the “Business Combination”) with PSI Group Holdings Ltd (“PSI”). The Company does not believe that the Nasdaq delisting will materially impact the parties’ ability to complete the Business Combination on the terms thereof or the combined company’s ability to list on a national securities exchange. PSI is entitled to terminate its business combination agreement with the Company if AIB’s ordinary shares are delisted from Nasdaq for more than sixty (60) days. However, the parties intend to complete the Business Combination before such 60-day period expires. Additionally, PS International Group Ltd. (“Pubco”) has applied for listing on Nasdaq, to be effective upon the closing, of its ordinary shares on Nasdaq under the symbol “PSIG.” Nasdaq’s approval of Pubco’s listing is a condition to the closing. While such condition can be waived mutually by the parties to the business combination agreement, PSI does not intend to waive such condition. The parties are diligently working to complete the Business Combination as soon as practicable after the Business Combination Meeting.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial metrics and projections of market opportunity; references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of AIB and PSI’s operating companies following the proposed Business Combination; changes in the market for PSI’s products and services and expansion plans and opportunities; PSI’s ability to successfully execute its expansion plans and business initiatives; ability for PSI to raise funds to support its business; the sources and uses of cash of the proposed Business Combination; the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; and expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of PSI’s and AIB’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of PSI and AIB. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of the Pubco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of certain projected financial information with respect to PSI; PSI’s ability to successfully and timely develop and implement its growth strategy; PSI’s ability to adequately manage any logistics and supply chain risks; fluctuations in the price of cargo space and the uncertainties in supply and demand for cargo space; risks relating to PSI’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between PSI and its employees; PSI’s ability to successfully collaborate with business partners; demand for PSI’s current and future services; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that PSI is unable to secure or protect its intellectual property; risks of regulatory lawsuits relating to PSI’s services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments, including the military conflicts in Ukraine and the Middle East; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against PSI, AIB, the Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of PSI to execute its business model, including market acceptance of its existing and planned services; technological improvements by PSI’s peers and competitors; and those risk factors discussed in documents of Pubco and AIB filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AIB nor PSI presently know or that AIB and PSI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AIB’s, the Pubco’s and PSI’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. AIB, the Pubco and PSI anticipate that subsequent events and developments will cause AIB’s, the Pubco’s and PSI’s assessments to change. However, while AIB, the Pubco and PSI may elect to update these forward-looking statements at some point in the future, AIB, the Pubco and PSI specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by AIB. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

In connection with the transactions contemplated by the Business Combination Agreement, Pubco filed a registration statement on Form F-4 with the SEC on May 30, 2024 (as amended or supplemented from time to time, the “Registration Statement”), which includes the Proxy Statement in connection with the Transaction. The Registration Statement was declared effective on June 21, 2024. The definitive Proxy Statement and other relevant documents were mailed to AIB shareholders as of June 25, 2024, the record date established for voting on the Transaction. SHAREHOLDERS OF AIB AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AIB’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT AIB, PSI, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to AIB by contacting its Chief Executive Officer, Eric Chen, c/o AIB Acquisition Corporation, 875 Third Avenue, Suite M204A New York, New York 10022 at (212) 380-8128 or at eric.chen@americanintlbank.com.

Participants in The Solicitation

Pubco, AIB, PSI, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AIB in connection with the Business Combination. Information regarding the officers and directors of AIB is set forth in AIB’s Annual Report on Form 10-K, which was filed with the SEC on March 21, 2024. Additional information regarding the interests of such potential participants are also included in the Registration Statement on Form F-4 (and is included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIB Acquisition Corporation

Date: June 27, 2024	By:	/s/ Eric Chen
		Name:	Eric Chen
		Title:	Chief Executive Officer

4